SCHEDULE 14A(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x] Preliminary Proxy Statement [ ] Confidential, for use of the Commission
Only as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional materials
[ ] Soliciting Material Pursuant to rule 14a-11(c) or Rule 14a-12

EESTECH. INC
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box)
[X] No Fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies: Ordinary Stock
(2) Aggregate number of securities to which application applies: 50,000,000
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[ ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1) Amount Previously Paid:
(2) Form Schedule or Registration Statement No:
(3) Filing Party
(4) Date Filed

EESTECH, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 20, 2006

TO THE STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of EESTech, Inc., a Delaware Corporation (the "Company"), will be held on October 20, 2006 at 10am, local time , at the offices of the Company, 447 Upper Edward Street, Spring Hill, Queensland, Australia, 4000, to approve an increase in the authorized capital stock of the Company from 20,000,000 to 70,000,000 Common Stock.

The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on September 20, 2006 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy Form as promptly as possible in the enclosed self addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. However, if a stockholder's shares are held by a broker, bank or other nominee and the stockholder wishes to vote at the meting, the stockholder must obtain from the record holder a proxy issued in his or her name.

BY ORDER OF THE BOARD OF DIRECTORS

/S/Murray Bailey

Murray Bailey
President

Brisbane, Queensland, Australia

September 26, 2006

EESTECH, INC.
447 Upper Edward Street
Spring Hill, Queensland, Australia

PROXY STATEMENT

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of EESTech, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of stockholders (the "Special Meeting") to be held on October 20, 2006 at 10a.m. local time, at the Company's principal executive offices, which are located at 447 Upper Edward Street, Spring Hill. Queensland, Australia, 4000, or at any adjournment thereof, for the purposes of submitting for stockholder approval an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the authorized capital stock from 20,000,000 to 70,000,000 Common shares.

The Company intends to mail this proxy statement and accompanying proxy card on or about October 3, 2006 to all stockholders entitled to vote at the meeting.

If the Amendment is approved at the Special Meeting, the Company anticipates that it will be filed with the Delaware Secretary of State on or about October 20, 2006.

INFORMATION CONCERNING SOLICITIATION AND VOTING

Record date and Share Ownership

The stockholders of record at the close of business on September 20, 2006 (the "Record Date") are entitled to notice of and to vote at the special meeting. At the Record Date, 16,820,539 shares of the Company's Common stock (the "Common Stock") were issued and outstanding and held of record by approximately 145 stockholders.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company (Attention: Ian Hutcheson, Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person

Quorum and Vote Required

The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of the Company's Common Stock (the "Voting Capital Stock") issued and outstanding on the Record Date, accounted for together as a single class. The affirmative vote of the holders of a majority of the outstanding shares of Voting Capital Stock entitled to vote at the Special Meeting is necessary for approval of the Amendment. Each holder of Common Stock is entitled to one vote for each share held. Abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) effectively count as votes against the Amendment.

Solicitation

The attached Proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, the Company may retain the services of one or more firms to assist in the solicitation of proxies, and may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

PROPOSAL NO.1:

AMENDMENT OF CERTIFICATE OF INCORPORATION TO
INCREASE THE AUTHORISED CAPITAL
FROM 20,000,000 TO 70,000,000 COMMON STOCK

General

The Company's Articles specify that the Authorized Capital of the Company be 20,000,000 Common Stock.

On 26 July 2006 the Company's Board of Directors adopted a resolution, subject to stockholder approval, to amend Article 4 of the Certificate of Incorporation to increase the Authorized Capital from 20,000,000 shares with a par value of $0.001 to 70,000,000 shares with a par value of $0.001.

Proposed Amendment of Certificate of Incorporation

The Board of Directors has adopted a resolution setting forth the proposed amendment to Article 4 of the Company's Certificate of Incorporation (the "Amendment") the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the Special Meeting. If approved by the Company Stockholders, Article 4 of the Certificate of Incorporation would be amended as follows:

Amendment of Article 4

Article 4 would be amended in its entirety to read" The total number of shares of stock which the corporation shall have authority to issue is seventy million (70,000,000). All such shares are to be with a par value of $.001 and are to be of one class".

Purpose and Effect of the Proposed Amendment

The Board of Directors believes that it is in the Company's best interest to increase its authorized capital. As the Company expands its operations into other Economically and Environmentally Sustainable Technologies there will be an increasing need to be in a position to increase its equity base to match its expanded activities. The current authorized capital does not permit the company to issue the level of stock that is going to be required to fund its strategic plan.

The proposal will benefit the Company's existing stockholders in that any further equity provided to meet the company's business needs will contribute to an enhanced business value. The Board does understand that the market is the measure of value for the company's stock but further understands that successful strategic plans should contribute to increased stock prices.

Recommendation of the Board

The Board of Directors has adopted and approved the Amendment, subject to the requisite approval of the Company's Stockholders. The affirmative vote of a majority of the outstanding shares of Common Stock, voting together, is required to adopt the Amendment. The Board of Directors of the Company has considered the amendment and recommends that the Company's Stockholders adopt the Amendment as set forth in this Information Statement.

Security Ownership of certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of 8 August 2006, as to (i) each entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock and (ii) each director of the Company

	Number of	Percentage
	Shares	of Shares
	Beneficially	Beneficially
Named	Owned	Owned (%)

Global Power & Water (i)	896,726	5.6%
London Equities Corp (i)	834,851	5.17%
Murray Bailey, President (ii)	5,000	0.03%
Gaylord Beeson, Director (ii)	20,000	1.34%

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common Stock subject to options or warrants held by the person that are currently exercisable within 60 days are deemed outstanding, whilst such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Special Meeting. In any other matters to properly come before the meeting, then the person named in the enclosed form of proxy will vote the shares they represent in such manner as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Murray Bailey

Murray Bailey

President

(Date) September 29, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EESTECH, INC
SPECIAL MEETING OF STOCKHOLDERS
October 20, 2006

The undersigned stockholder(s) of EESTech, Inc, a Delaware Corporation, hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statements, each dated September 29, 2006, and hereby appoints Murray Bailey (President) and Ian Hutcheson (Company Secretary), and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of EESTECH, INC. to be held on October 20, 2006, at 10 a.m. Local Time, at the offices of EESTECH, INC., 447 Upper Edward Street, Spring Hill, Queensland, Australia, 4000. and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 1

Propose to amend the EESTECH, INC. Restated Certificate of Incorporation to increase the Authorized Capital from 20,000,000 Common Stock to 70,000,000 Common Stock

[   ] FOR     [   ] AGAINST     [   ] ABSTAIN

and in their direction, upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. If any other matters properly come before the meeting, the persons named in this proxy will vote, in their discretion.

Dated:...............	PLEASE SIGN exactly as your name appears at left

..................................................
Joint owners should each sign. Executors, administrators, Trustees, etc should so indicate when signing.

Address Change? Mark Box [ ] Indicate change at left